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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: August 30, 2004
                        (Date of earliest event reported)

                                ________________

                            RIVERSTONE NETWORKS, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                     0-32269                    95-4596178
(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)

            5200 Great America Parkway, Santa Clara, California 95054
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (408) 878-6500


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Item 8.01 Other Events.

     On August 30, 2004, Riverstone Networks, Inc. issued a press release announcing its current expectation regarding the filing of company financial statements for its fiscal year 2003 and the first three quarters of its fiscal year 2004.


Item 9.01 Financial Statements and Exhibits.

     (c)  Exhibits

     99.1 Press release dated August 30, 2004



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 31, 2004

                                                RIVERSTONE NETWORKS, INC.

                                                By /s/ Roger A. Barnes
                                                   -------------------
                                                Name:  Roger A. Barnes
                                                Title: Executive Vice President,
                                                       Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit
 Number    Description
-------    -----------

 99.1      Press release dated August 30, 2004.